                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  JUNE 23, 2003
                Date of Report (Date of earliest event reported)




                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)




              DELAWARE                                         86-0572343
   (State or other jurisdiction of                          (I.R.S. employer
    incorporation or organization)                          identification no.)


  15110 N. DALLAS PARKWAY, SUITE 600
            DALLAS, TEXAS                                        75248
(Address of principal executive offices)                       (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                    I.R.S. EMPLOYER    JURISDICTION
                                                             COMMISSION             IDENTIFICATION          OF
NAME                                                           FILE NO.                   NO.             INCORP.
----                                                         ----------             ---------------    ------------

Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571        Virginia

GLI Holding Company                                          333-27267-04              75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None           Republic of
                                                                                                         Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617        Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671


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
                     GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Laidlaw International, Inc. ("Laidlaw" or the "Company") announced effective June 23, 2003 that it has emerged from the court-supervised reorganization process. Laidlaw is the ultimate parent company of Greyhound Lines, Inc and Subsidiaries ("Greyhound"). The Company officially concluded its reorganization after completing all required actions and satisfying or reaching agreement with its creditor constituencies on all remaining conditions to its Third Amended Plan of Reorganization. This Plan was confirmed by the U. S. Bankruptcy Court for the Western District of New York by order dated February 27, 2003.

As a part of its emergence from bankruptcy, Laidlaw International, Inc. obtained exit financing of approximately $1.225 billion. Approximately $1.0 billion of this financing was used to fund a portion of the distributions to Laidlaw's creditors. In accordance with the Plan of Reorganization, the Company completed an internal corporate restructuring, in which Laidlaw International, Inc. acquired all of the assets of Laidlaw Inc., a Canadian corporation.

Pursuant to the Plan, Laidlaw International domesticated into the United States as a Delaware corporation. In doing so it issued approximately 103.8 million shares of new common stock for distribution to Laidlaw Inc., creditors. Approximately 31.2 million of these shares were issued to holders of Laidlaw bank debt claims (Class 4 under the Plan); approximately 58.1 million to holders of Laidlaw bond debt claims (Classes 5 and 5 A under the Plan) and approximately
10.7 million will be available for distribution to holders of general unsecured claims (Class 6 under the Plan). In addition, approximately 3.8 million shares were issued to a trust in connection with the Company's settlement with the United States Pension Benefit Guaranty Corporation relating to the funding level of certain Greyhound pension funds. Consistent with the Plan, Laidlaw Inc's., prior common stock was cancelled as of June 23, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)      EXHIBITS

2.1          Third Amended Joint Plan of Reorganization of Laidlaw USA, Inc.
             and its Debtor Affiliates as confirmed by the U. S. Bankruptcy Court for the Western District of New York by order dated February 27, 2003. (1)

------------

(1) The Plan of Reorganization as attached as an exhibit to the Laidlaw International, Inc. Form 8-K dated July 7, 2003 is incorporated herein by reference.


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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 7, 2003

                                 GREYHOUND LINES, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                 ATLANTIC GREYHOUND LINES OF
                                 VIRGINIA, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                 GLI HOLDING COMPANY

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                 GREYHOUND de MEXICO, S.A. de C.V.

                                 By:  /s/ Cheryl W. Farmer
                                      -----------------------------------------
                                         Cheryl W. Farmer
                                         Examiner

                                 SISTEMA INTERNACIONAL de TRANSPORTE de
                                 AUTOBUSES, INC.

                                 By:  /s/ Cheryl W. Farmer
                                      -----------------------------------------
                                         Cheryl W. Farmer
                                         Senior Vice President and Chief
                                         Financial Officer

                                 TEXAS, NEW MEXICO & OKLAHOMA
                                 COACHES, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                 T.N.M. & O. TOURS, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer

                                 VERMONT TRANSIT CO., INC.

                                 By:  /s/ Jeffrey W. Sanders
                                      -----------------------------------------
                                         Jeffrey W. Sanders
                                         Senior Vice President and Chief
                                         Financial Officer


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